Filed under Rule 497(e)
Registration No. 333-08653

SEASONS SERIES TRUST

SA Franklin Allocation Moderately Aggressive Portfolio

(formerly, SA Putnam Asset Allocation Diversified Growth Portfolio)

(the “Portfolio”)

Supplement dated May 22, 2025

to the Portfolio’s Statement of Additional Information (“SAI”)

dated July 29, 2024, as supplemented and amended to date

James Fetch and Robert Schoen, formerly portfolio managers of the Portfolio with Putnam Investment Management, LLC, have retired. Accordingly, all references to Messrs. Fetch and Schoen are hereby removed from the SAI. Additionally, effective immediately, the following information is added in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to Franklin Advisers, Inc.:

Adviser/ Subadvisers	Portfolio Managers	Other Accounts (As of 04/30/2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts		Total Assets (in millions)
Franklin	Kenney, Jacqueline	33	$22,546.02	40	$11,252.33	1		$2.01
Advisers, Inc.	Nelson, Thomas	49	$21,134.80	85	$21,056.26	276	*	$5,492.87	*

*	The Other Accounts section includes one fund that has performance-based fees, with assets totaling $0.13 million.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SSTSAI-SUP6 (5/25)